SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is made and entered into as of the 21st day of August, 1998, among COLONIAL REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), COLONIAL PROPERTIES TRUST, an Alabama trust ("CPT"), COLONIAL PROPERTIES HOLDING COMPANY, INC., an Alabama corporation ("CPHC"; CPHC and CPT are collectively, known as the "Guarantors"), SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association, AMSOUTH BANK, a state banking corporation, WACHOVIA BANK, N.A., a national banking association, FIRST NATIONAL BANK OF COMMERCE, N.A., a national banking association, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association and PNC BANK, NATIONAL ASSOCIATION, a national banking association, successor by merger to PNC Bank, Ohio, National Association (collectively, the "Banks").


                                R E C I T A L S:

         A. Borrower, Guarantors and Banks have entered into that certain Credit Agreement dated July 10, 1997, as amended by that certain Amendment to Credit Agreement dated July 10, 1998 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

         B. Borrower, Guarantors and Banks desire to amend the Credit Agreement to add and amend certain definitions contained in the Credit Agreement.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the parties hereto agree as follows:

         1. Article 1 of the Credit Agreement is hereby amended by deleting the definitions of "GAV" and "Stabilized Properties"and by inserting in lieu thereof the following definitions:

          "GAV" shall mean the sum of (without redundancy) (i) EBITDA from all Properties which have not been acquired within the applicable reporting period, capitalized at the appropriate Capitalization Rate, (ii) pro rata share of EBITDA from Joint Ventures and Unconsolidated Subsidiaries which have not been acquired within the applicable reporting period, capitalized at the appropriate Capitalization Rate, (iii) Corporate Recurring Income less corporate general and administrative expenses, net of the imputed management fee included in the definition of EBITDA, all capitalized at eighteen percent (18%), (iv) Gross Book Value of Properties acquired during the applicable reporting period, (v) pro rata share of Gross Book Value of properties acquired by Joint Ventures and Unconsolidated Subsidiaries during the applicable reporting period and (vi) recorded value of land and remaining tangible assets, as determined in accordance with GAAP.

         "Stabilized Properties" shall mean any Property which meets all of the following criteria: (i) a certificate of occupancy has been issued for the Property and remains in full force and effect, (ii) the Property has been at least eighty-five percent (85%) occupancy level if multifamily, retail, or office (based on actual leasable square footage at the property) for the most immediately preceding three (3) consecutive months based on leases wherein the tenants are paying at least the average monthly lease payments required by the terms of such leases and such leases are free from default by either the landlord or tenant thereunder, and (iii) there is no Lien on the Property. However, if a historically Stabilized Property drops below the above listed occupancy threshold level, such Property may again become classified as a Stabilized Property after attaining a ninety percent (90%) occupancy level for a monthly reporting period if such Property attains such ninety percent (90%) occupancy level within three months of previously being classified as a Stabilized Property. Once a Property is reclassified as a Stabilized Property, then such Property shall remain classified as a Stabilized Property if it satisfies items (i) and (iii) above and maintains at least eighty-five percent (85%) occupancy level for each month thereafter.

         2. Article 1 of the Credit Agreement is hereby amended by adding the following definition:

         "Colonial Investments" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person or making of a time deposit with such Person.

         "Joint Venture(s)" means any investment by any Credit Parties in a corporation, limited liability company, limited liability partnership, tenancy in common, and other similar entities.

         3. Credit Agreement is hereby amended to add the following Article 6A:

         Article 6A.  Colonial Investments Covenant

         Colonial Investments shall not exceed fifteen percent (15%) of GAV ("Investments Covenant"). However, if the Borrower receives a BBB/Baa3 rating from a Qualified Rating Agency, then the Investments Covenant shall be increased to twenty percent (20%).

         4. Article 7. Negative Covenants is hereby amended to add the following sections to the Agreement:

         7.11. Loans or Advances. No Credit Party shall make loans or advances to any Person without the prior written consent of the Lenders except as permitted herein and except:

(1) loans or advance to employees and directors not exceeding $16,000,000 in the aggregate principal amount outstanding at any time;

(2)      deposits required by government agencies or public utilities;

(3) loans or advances from the Borrower to any Guarantor or from any Guarantor to the Borrower or another Guarantor; and/or

(4) other loans and advances by any Credit Party to any Person which (x) are evidenced by notes (and, if requested by the Agent, acting at the direction of the Required Lenders, with such notes, together with any related mortgage, have been assigned to and pledged with the Agent, payment for the benefit of itself and the Lenders, as security for the payment of all obligations of any Credit Party to the Agent and the Lenders hereunder) and
     (y) are in any amount which,  together with Investments permitted by clause
     (vi) of Section 7.12, do not exceed fifteen percent (15%) of Gross Asset Value as of the end of the most recent Fiscal Quarter. However, if the Borrower receives a BBB/Baa 3 rating from a Qualified Rating Agency, then the foregoing percentage shall be increased from fifteen percent (15%) to twenty percent (20%).

         7.12. Investments. No Credit Party shall make Colonial Investments after the Closing Date in any Person except as permitted by Section
         7.11 and except Investments in:

(1)      direct obligations of the United States Government maturing within one
         (1) year;

(2) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent;

(3) commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing withing six (6) months after the date of acquisition;

(4) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's;

(5) Colonial Investments consisting of the acquisition of all or substantially all of the assets or stock or another Person permitted by Section 7.2; and/or

(6) other Colonial Investments by Credit Parties in an amount which together with loans and advances permitted by clause (iv) of Section 7.11, do not exceed fifteen percent (15%) of Gross Asset Value as of the end of the most recent Fiscal Quarter. However, if the Borrower receives a BBB/Baa 3 rating from a Qualified Rating Agency, then the foregoing percentage shall be increased from fifteen percent (15%) to twenty percent (20%).

         5. Borrowers represent and warrant that all representations and warranties set forth in Article 5 of the Credit Agreement, as amended hereby, are true and correct on the date hereof, and that, to the best of their knowledge, no Default or Event of Default has occurred or exists.

         6. No right of any Bank with respect to the Loan Documents is or will be in any manner released, destroyed, diminished, or otherwise adversely affected by this Agreement.

         7. All references in the Loan Documents to the Credit Agreement shall be deemed to refer, from and after the date hereof, to the Credit Agreement as amended hereby, and as the same may hereafter be modified or amended.

         8. Except as hereby expressly modified and amended, the Credit Agreement shall remain in full force and effect, and the Credit Agreement, as amended, is hereby ratified and affirmed in all respects. Borrowers confirm that, to the best of their knowledge, they have no defenses or setoffs with respect to their obligations pursuant to the Credit Agreement, as amended hereby.

         9. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns.

         10. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

         11. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND GUARANTORS HEREBY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS, OR (II) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AND GUARANTORS AGREE THAT LENDERS MAY FILE A COPY OF THIS WAIVER WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF BORROWER AND GUARANTORS IRREVOCABLY TO WAIVE THEIR RIGHT TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER, GUARANTORS, AND LENDERS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be properly executed and delivered to be effective as of the day and year first above written.

BORROWER:

COLONIAL REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

BY: COLONIAL PROPERTIES HOLDING COMPANY, INC., an Alabama
corporation,
Its General partner

By: /s/ Howard B. Nelson Jr.
Its: Chief Financial Officer


GUARANTORS:

COLONIAL PROPERTIES TRUST,
an Alabama trust

By: /s/ Howard B. Nelson Jr.
Its: Chief Financial Officer


COLONIAL PROPERTIES HOLDING COMPANY, INC., an Alabama corporation

By: /s/ Howard B. Nelson Jr.
Its: Chief Financial Officer


(Signatures Continue)

Signature Page to Colonial Realty
Limited Partnership Credit Agreement

LENDERS:

SOUTHTRUST BANK, NATIONAL ASSOCIATION,
a national banking association

By: /s/ Curtis J. Perry
Curtis J. Perry
Its Group Vice President


AMSOUTH BANK,
a state banking corporation

By:
Its


WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association

By:
Its


WACHOVIA BANK, N.A., a national banking association

By:
Its



(Signatures Continue)

Signature Page to Colonial Realty
Limited Partnership Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
a national banking association,
successor by merger to PNC Bank, Ohio, National Association

By:
Its


FIRST NATIONAL BANK OF COMMERCE, N.A.,
a national banking association


By:
Its


AGENT:

SOUTHTRUST BANK, NATIONAL ASSOCIATION,
a national banking association


By: /s/ Curtis J. Perry
Curtis J. Perry
Its Group Vice President